Item G.1.a.i – Legal Proceedings

Certain funds as identified herein incurred losses as the direct result of trade execution errors. First Trust Advisors L.P. (“FTA”), investment advisor to those funds, reimbursed the funds to ensure that shareholders were not negatively impacted by the trade errors. The funds assigned their claims and causes of action to FTA, and FTA, unable to reach an amicable solution with the executing brokerage firm, brought a civil action against it in the Circuit Court of DuPage County, Illinois (First Trust Advisors L.P., v. Virtu Americas LLC, Case No. 2017:001260).